Employee Benefit Plans (Details 9) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Prior service cost (credit) amortization	$ 0
Estimated 2013 Amortization [Member] | Pension Plan, Defined Benefit [Member]
Prior service cost (credit) amortization	0
Net loss amortization	38
Total	$ 38